Asset Held for Sale	12 Months Ended
Aug. 31, 2020
Available-for-sale financial assets [abstract]
Asset Held for Sale [Text Block]

5. Asset Held for Sale

In June 2019, the Company entered into an agreement, under which an unrelated third party would acquire ownership of the near-surface mineral resources principally in the T-Zone and Tardiff Zones of the Nechalacho REE Project above a depth of 150 metres above sea level for a total cash consideration of $5.0 million as described in Note 7a while the Company retains ownership of the deeper resources in the Basal Zone that were the subject of its 2013 feasibility study. The sale was completed during the Year. The Company had transferred the carrying cost relating to the near-surface mineral resources of $2,605,147 from the total carrying cost of the Nechalacho REE Project included in Property, Plant and Equipment to Asset Held for Sale as at August 31, 2019, and recognized a net gain on sale of $2,373,261 during the Year.